EXHIBIT 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
TIPTREE OPERATING COMPANY, LLC
This First Amendment (this “Amendment”), dated as of January 1, 2016, to the Amended and Restated Limited Liability Company Agreement of Tiptree Operating Company, LLC (the "Company"), dated as of July 1, 2013 (the “Agreement”), is made by the Company, Tiptree Financial Inc., as the Managing Member and Tiptree Financial Partners, L.P. (“TFP”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.
WHEREAS, Section 11.05 of the Agreement provides that any provision of the Agreement may be amended, modified or waived with the written approval of the Managing Member and the Members that own a majority of the outstanding Units held by the Members in the aggregate; and
WHEREAS, the Managing Member has given its written approval to amend Section 7.01(b) of the Agreement to remove clause (ii) and TFP, which owns a majority of the outstanding Units held by the Members in the aggregate, has also given its written approval to amend Section 7.01(b) of the Agreement to remove clause (ii).
NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

1.	Amendment to Section 7.01(b) of the Agreement. Section 7.01(b) of the Agreement is amended and restated in its entirety as follows:
Section 7.01 Transfers of Units.
(b) In addition to any other restrictions on Transfer herein contained, including the provisions of this Section 7.01, in no event may any Transfer or assignment of Units by any Member be made (i) to any Person who lacks the legal right, power or capacity to own Units; (ii) if such Transfer would constitute a “prohibited transaction” within the meaning of Section 406 of ERISA and/or Section 4975 of the Code); (iii) if such Transfer would, in the opinion of counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to Section 3(42) of ERISA or otherwise cause the Company to be subject to regulation under ERISA; (iv) if such Transfer requires the registration of such Units pursuant to any applicable federal or state securities laws; (v) if such Transfer subjects the Company to regulation under the Investment Company Act of 1940 or the Investment Advisors Act of 1940, each as amended (or any succeeding law); (vi) to the extent requested by the Managing Member, the Company does not receive such legal and/or tax opinions and written instruments (including, without limitation, copies of any instruments of Transfer and such assignee’s consent to be bound by this Agreement as an assignee) that are in a form satisfactory to the Managing Member, as determined in the Managing Member’s sole discretion; or (vii) if such Transfer violates any applicable law.

2.
No Other Amendments. This Amendment shall not constitute an amendment or modification of any other provision of the Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Agreement are and shall remain in full force and effect. Each reference to “hereof,” “hereunder," “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after this Amendment becomes effective, refer to such Agreement as amended hereby.

3.
Counterparts. This Amendment may be executed in counterparts, both of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that both parties are not signatories to the original or the same counterpart. Each party shall become bound by this Amendment immediately upon affixing its signature hereto. The Partners shall become bound by this Amendment in accordance with the terms of the Agreement.

4.	Governing Law. This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.
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EXHIBIT 10.1

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered on the date first written above.

TIPTREE FINANCIAL INC.

By: /s/ Jonathan Ilany____________
Name:  Jonathan Ilany
Title:     Chief Executive Officer

TIPTREE FINANCIAL PARTNERS, L.P.

By: /s/ Jonathan Ilany____________
Name:  Jonathan Ilany
Title:    Chief Executive Officer

Acknowledged and Agreed:

TIPTREE OPERATING COMPANY, LLC

By: /s/ Jonathan Ilany____________
Name:   Jonathan Ilany
Title:     Chief Executive Officer